Exhibit 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN, DAVID M. STAPLES, and ALEX J. DEYONKER, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., a Form S-3 Registration Statement of Spartan Stores, Inc. relating to its 3.375% Convertible Senior Notes due 2027 and its Common Stock, no par value, issuable upon conversion of the Notes and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: July 30, 2007	/s/ M. Shan Atkins
M. Shan Atkins

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN, DAVID M. STAPLES, and ALEX J. DEYONKER, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., a Form S-3 Registration Statement of Spartan Stores, Inc. relating to its 3.375% Convertible Senior Notes due 2027 and its Common Stock, no par value, issuable upon conversion of the Notes and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: July 30, 2007	/s/ Dr. Frank M. Gambino
Dr. Frank M. Gambino

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN, DAVID M. STAPLES, and ALEX J. DEYONKER, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., a Form S-3 Registration Statement of Spartan Stores, Inc. relating to its 3.375% Convertible Senior Notes due 2027 and its Common Stock, no par value, issuable upon conversion of the Notes and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: July 31, 2007	/s/ Frederick S. Morganthall, II
Frederick S. Morganthall, II

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN, DAVID M. STAPLES, and ALEX J. DEYONKER, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., a Form S-3 Registration Statement of Spartan Stores, Inc. relating to its 3.375% Convertible Senior Notes due 2027 and its Common Stock, no par value, issuable upon conversion of the Notes and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: July 31, 2007	/s/ Elizabeth A. Nickels
Elizabeth A. Nickels

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN, DAVID M. STAPLES, and ALEX J. DEYONKER, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., a Form S-3 Registration Statement of Spartan Stores, Inc. relating to its 3.375% Convertible Senior Notes due 2027 and its Common Stock, no par value, issuable upon conversion of the Notes and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: July 31, 2007	/s/ Timothy J. O’Donovan
Timothy J. O’Donovan

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DAVID M. STAPLES and ALEX J. DEYONKER, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., a Form S-3 Registration Statement of Spartan Stores, Inc. relating to its 3.375% Convertible Senior Notes due 2027 and its Common Stock, no par value, issuable upon conversion of the Notes and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: July 30, 2007	/s/ Craig C. Sturken
Craig C. Sturken